USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 2000-B
QUARTERLY SERVICING REPORT
Interest Period July 28, 2000 through October 29, 2000
Collection Period July 1, 2000 through September 30, 2000

I. DEAL PARAMETERS
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
A. Total Student Loan Portfolio Outstanding       March 31, 2000           Activity         September 30, 2000
i. Portfolio Balance                             $ 970,727,457.00         $ (12,602,960.76)$ 958,124,496.24

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B. Other Portfolio Statistics                     March 31, 2000           Activity         September 30, 2000
i. Weighted Average Collateral Interest Rate      7.04%                    0.99%            8.03%
ii. Weighted Average Collateral Remaining Term    146.00                   (3.56)           142.44
iii. Number of Loans                              252,670                  (5,335)          247,335
iv. Number of Accounts                            124,622                   5,072           129,694
v.  Average Account Size                          7,789.37                 (401.79)         $ 7,387.58
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C. Notes and Certificates        CUSIP            Spread to Index       March 31, 2000      September 30, 2000
i Class A-1 Notes              784582BC1          0.08%                 $ 200,000,000.00    $ 200,000,000.00
ii. Class A-2 Notes            784582BD9          0.20%                 $ 958,000,000.00    $ 958,000,000.00
iii. Subordinate Notes         784582BE7          0.70%                 $ 42,000,000.00     $  42,000,000.00
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iv. Total Note Balance                                                 $ 1,200,000,000.00     $ 1,200,000,000.00
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D. Reserve Account                                March 31, 2000
i. Required Reserve Account Percentage            0.250%
ii. Reserve Account Initial Deposit ($)           $ 3,000,000.00
iii. Specified Reserve Account Balance            0.125%
iv. Reserve Account Floor Amount ($)              $ 1,500,000.00
v. Current Reserve Account Balance                $ 3,000,000.00
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E. Other Account Balances                         March 31, 2000
i. Collateral Reinvestment Account                $ -
ii. Collections Account                           $ 9,581,119.00
iii. Prefunding Account                           $ 190,000,000.00
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

II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
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
(A) Total Outstanding Bond Balance                                                                               $1,200,000,000.00
(B) Total Bond Factor                                                                                                   1.00000000
(C) Pool Balance                                                                                                   $970,727,457.00
(D) Pool Factor                                                                                                         1.67541463
(E) Senior Notes
      (i) Note Balance                                                                                           $1,158,000,000.00
      (ii) Note Pool Factor                                                                                             1.00000000
      (iii) Principal Shortfall                                                                                              $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                              $42,000,000.00
      (ii) Note Pool Factor                                                                                             1.00000000
      (iii) Principal Shortfall                                                                                              $0.00
(G) Cumulative Defaults, This Year                                                                                           $0.00
(H) Cumulative Defaults to Date                                                                                              $0.00
(I) Senior Noteholders' Interest Carryover Shortfall                                                                         $0.00
(J) Senior Noteholders' Interest T-Bill Carryove(This can only be paid quarterly, after parity has been reached.)            $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                    $0.00
(L) Subordinate Noteholders' Interest T-Bill Car(Thisrcan only be paid quarterly, after parity has been reached.)            $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                           $0.00
(N) Reserve Account Balance                                                                                          $3,000,000.00
(O) Collateral Reinvestment Account Balance                                                                                  $0.00
(P) Collections Account Balance                                                                                      $9,581,119.00
(Q) Prefunding Account Balance                                                                                     $190,000,000.00


III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES
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(A) Unpaid Servicing Fees (Monthly)                                                                                          $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                     $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                                $0.00
(D) Servicing Fees Accrued During Prior months                                                                       $1,802,784.34
(E) Administration Fees Accrued During Prior months                                                                    $201,861.63
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months                                                  $607,480.00

V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution
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(A) Pool Balance as of the End of the Collection Period                                                            $958,124,496.24
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                       0.60%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                      $479,062.25
(D) Servicing Cost (uncapped servicing fee)                                                                            $383,543.74
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                               $383,543.74
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                    $0.00

IV. INTEREST RATE CALCULATION
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
Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                                      Yes
(B) Days in Year                                                                                                    366
(C) Actual Days in Interest Period (May 19 - July 27 = 70 days, July 28 - October 29 = 94 days)                     164
(D) Borrower Interest Accrued During Collection Period                                                              $25,324,048.20
(E) Interest Subsidy Payments Accrued During Collection Period                                                      $10,505,049.25
(F) SAP Accrued During Collection Period                                                                            $5,301,996.14
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C+D))                                          $5,316,192.33
(H) Origination Fees Accrued During Collection Period (VIII(E))                                                     $31,372.22
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VI                              $2,428,111.56
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                                          $732,991.00
(K) Net Trust Swap Receipts                                                                                         -
(L) Net Trust Swap Payments                                                                                         -
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(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)                                                        $43,254,811.14
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(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))                                                         N/A
(M) Interest Period Index Value - 3 Month LIBOR (close - July 27, 2000)                                             6.80875%
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
     Class of Debt         Index Value           Spread          Stated Coupon     Adjusted Coupon       $ Interest
       Class A-1             6.80875%             0.08%             6.88875%          6.88875%             $2,678,958.33
       Class A-2             6.80875%             0.20%             7.00875%          7.00875%            $13,055,743.75
      Subordinate            6.80875%             0.70%             7.50875%          7.50875%               $613,214.58
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(M) Interest Period Index Value - 3 Month LIBOR (July 28, 2000 - October 29, 2000) 6.71250%
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     Class of Debt         Index Value           Spread          Stated Coupon     Adjusted Coupon       $ Interest
       Class A-1             6.71250%             0.08%             6.79250%          6.79250%             $3,547,194.44
       Class A-2             6.71250%             0.20%             6.91250%          6.91250%            $17,291,234.72
      Subordinate            6.71250%             0.70%             7.41250%          7.41250%               $812,904.17
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

VARIOUS INPUTS
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VI. Cash Inputs
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                             $4,574,319.33
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not including recoveries)  $38,340,849.13
(C) SAP                                                                                                       $0.00
(D) Subsidy Payments                                                                                          $0.00
(E) Recoveries (Principal and Interest) and Other Charges                                                     $0.00

VII. Other Servicer Inputs
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                                          $11,961,410.36
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loan                                     $4,954.71
      (iii) Negative Amortization                                                                             $8,831,344.85
      (iv) Ending Accrued Interest                                                                            $19,722,948.51
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                   $16,587,928.29
(B) New Loans (purchased by Collateral Reinvestment account)
      (i) Outstanding Balance                                                                                 $0.00
      (ii) Purchase Premium                                                                                   $0.00
(C) Serial Loans (purchased by Collateral Reinvestment account)
      (i) Outstanding Balance                                                                                 $0.00
      (ii) Purchase Premium                                                                                   $0.00
(D) Consolidation Loans (purchased by Collateral Reinvestment account)                                        $0.00
(E) New Loans (purchased by Prefunding account)
      (i) Outstanding Balance                                                                                 $0.00
      (ii) Purchase Premium                                                                                   $0.00
(F) Serial Loans (purchased by Prefunding account)
      (i) Outstanding Balance                                                                                 $3,607,657.54
      (ii) Purchase Premium                                                                                   $54,407.53
(G) Consolidation Loan (purchased by Prefunding account)                                                      $6,274,443.41

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                      $441,558.81
(B) Reserve Account Investment Income                                                                         $72,249.96
(C) Collateral Reinvestment Account Investment Income                                                         $315,395.75
(D) Prefunding Account Investment Income                                                                      $4,486,987.81
(E) Administration Fee                                                                                        $241,783.48
(F) Loan Origination Fees                                                                                     $31,372.22
(G) Draw from Collection Account of Subsequent Monthly Collections                                            $0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account                                   $38,340,849.13
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                $16,587,928.29
(J) Unpaid Purchase Premium Amounts                                                                           $0.00

FLOW OF PRINCIPAL AND LOSSES
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
IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                         $35,909,154.09
      (ii) Principal Collections from Guarantors                                                $2,321,746.55
      (iv) Loan Principal Repurchased by SMS                                                    $109,948.49
      (v) Loan Principal Repurchased by Servicer                                                $0.00
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      (vi) Total Principal Collections (i+ii+iii+iv+v)                                          $38,340,849.13       $38,340,849.13
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(B) Student Loan Principal Additions
      (i) New Loan Additions / Prefunded Loan Additions                                                  $0.00
      (ii) Serial Loan Additions                                                                 $3,607,657.54
      (iii) Consolidation Loan Additions                                                         $6,274,443.41
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      (iv) Total Principal Additions (i+ii+iii)                                                  $9,882,100.95        $9,882,100.95
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(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                        ($2,744.66)
      (ii) Waived Principal/Other Adjustments                                                    $734,885.53
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      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                $732,140.87
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(D) Accrued Interest to be Capitalized (VII(A)(v))                                                                  $16,587,928.29
(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)-B(iv)+C(iii)-D))                           $12,602,960.76

X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                            ($2,744.66)
      (ii) Interest Amount                                                                       $20,554.43
      (iii) Total Realized Losses (i+ii)                                                                            $17,809.77
(B) Defaults This Quarter                                                                                           $2,425,331.48
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                 $2,425,331.48
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                        $2,425,331.48

XI. PORTFOLIO CHARACTERISTICS
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
                          Weighted Avg. Coupon        # of Loans              % of Total        Principal Amount      % of Total
                             September 30, 2000     September 30, 2000   September 30, 2000   September 30, 2000 September 30, 2000
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In-School                    7.666%                    89,925              36.358%              317,183,666.59          33.105%
In-Grace                     7.687%                    35,366              14.299%              129,249,659.72          13.490%
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Total Interim                                          125,291               50.656%              446,433,326.31          46.595%
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Current Repayment            8.366%                    76,257             30.831%              327,822,543.73          34.215%
31-60 Days Delinquent        8.441%                     6,091              2.463%               22,769,752.39           2.376%
61-90 Days Delinquent        8.386%                     4,925              1.991%               15,992,136.94           1.669%
91-120 Days Delinquent       8.419%                     2,477              1.001%                8,357,749.61           0.872%
120+ Days Delinquent         8.484%                     7,329              2.963%               23,711,530.66           2.475%
Deferment                    8.193%                    13,996              5.659%               56,377,102.15           5.884%
Forbearance                  8.265%                    10,969              4.435%               56,660,354.45           5.914%
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Total Repayment                                       122,044             49.344%              511,691,169.93          53.405%
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Claims in Process            0.000%                    0.000%              0.000%                  0.00                 0.000%
Aged Claims Rejected         0.000%                    0.000%                                      0.00                 0.000%
Grand Total                  8.032%                   247,335            100.000%              958,124,496.24         100.000%
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

XI. PORTFOLIO CHARACTERISTICS
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          FOUR YEAR SCHOOLS                     TWO YEAR SCHOOLS                      TECHNICAL SCHOOLS          OTHER
    GSL-Sub GSL-UnsubPLUS SLS      ConsolGSL-SubGSL-UnsubPLUS SLS ConsolGSL-SubGSL-UnsubPLUS SLS ConsolGSL-SubGSL-Unsub PLUS SLS Con
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
In-School    14.18% 10.74%0.00% 0.00%  0.00% 0.83% 0.57% 0.00% 0.00% 0.00% 3.49% 0.00% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
In-Grace      3.74% 2.83% 0.00% 0.00%  0.00% 0.29% 0.20% 0.00% 0.00% 0.00% 3.34% 3.10% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Total Interim17.92% 13.57% 0.00% 0.00%  0.00% 1.12% 0.77% 0.00% 0.00% 0.00% 6.63% 6.59% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Current Repay 5.73% 3.19% 3.73% 0.11%  11.62%0.58% 0.36% 0.12% 0.01% 0.05% 3.29% 2.69% 2.57% 0.04%0.04%0.00%0.00% 0.00% 0.00% 0.00%
31-60Days Del 0.47% 0.23% 0.16% 0.02%  0.70% 0.07% 0.04% 0.01% 0.00% 0.01% 0.27% 0.23% 0.17% 0.01%0.01%0.00%0.00% 0.00% 0.00% 0.00%
61-90Days Del 0.44% 0.24% 0.05% 0.01%  0.30% 0.07% 0.04% 0.00% 0.00% 0.00% 0.23% 0.21% 0.07% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
91-120Day Del 0.16%t0.08% 0.03% 0.01%  0.22% 0.03% 0.02% 0.00% 0.00% 0.00% 0.15% 0.13% 0.03% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
120+ Days Del 0.55% 0.24% 0.07% 0.03%  0.55% 0.13% 0.06% 0.00% 0.00% 0.00% 0.38% 0.35% 0.10% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Deferment     1.95% 1.17% 0.27% 0.09%  1.43% 0.22% 0.12% 0.01% 0.01% 0.01% 0.28% 0.25  0.07% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Forbearance   0.94% 0.48% 0.20% 0.06%  2.63% 0.10% 0.05% 0.02% 0.00% 0.00% 0.64% 0.56% 0.21% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Total Repay  10.24% 5.63% 4.51% 0.33%  17.45%1.20% 0.69% 0.16% 0.02% 0.07% 5.24% 4.42% 3.22% 0.09%0.05%0.00%0.00% 0.00% 0.00% 0.00%
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Claims in
Process       0.00% 0.00% 0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Aged Claims
Rejected      0.00% 0.00% 0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Grand Total  28.16%19.20% 4.51% 0.33% 17.45% 2.32% 1.46% 0.16% 0.02% 0.07%11.87%11.01% 3.22% 0.09%0.05%0.01%0.01% 0.00% 0.00% 0.12%
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              Four Year  Two Year   Technical
                Schools  Schools     Schools Other  Total
----------------------------------------------------------
In-School       24.92%    1.40%  6.78%       0.00% 33.10%
In-Grace         6.57%    0.49%  6.44%       0.00% 13.50%
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Total Interim   31.49%    1.89%  13.22%      0.00% 46.60%
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Current Repay   24.38%    1.12%  8.63%       0.09% 34.22%
31-60 Days Del   1.58%    0.13%  0.69%       0.00%  2.40%
61-90 Days Del   1.04%    0.11%  0.52%       0.01%  1.68%
91-120 Days Del  0.50%    0.05%  0.31%       0.00%  0.86%
120+ Days Del    1.44%    0.19%  0.84%       0.00%  2.47%
Deferment        4.91%    0.37%  0.61%       0.02%  5.91%
Forbearance      4.31%    0.17%  1.42%       0.00%  5.90%
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Total Repayment 38.16%    2.14% 13.02%       0.12% 53.44%
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Claims in Process0.00%    0.00%  0.00%       0.00%  0.00%
Aged Claims Rej  0.00%    0.00%  0.00%       0.00%  0.00%
Grand Total     69.65%    4.03% 26.24%       0.12% 100.04%
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

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS
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
SUMMARY OF QUARTERLY CASH GENERATION AND USAGE
(A-Balance) Existing Cash in Collections Account                                                                   $9,581,119.00
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A)                          $4,574,319.33
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries        $38,340,849.13
(C) SAP (VI(C))                                                                                                    $0.00
(D) Subsidy Payments (VI(D))                                                                                       $0.00
(E) Proceeds of Recoveries (VI(E))                                                                                 $0.00
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                   $16,587,928.29
(G) Investment Earnings (VIII(A+B+C))                                                                              $5,316,192.33
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                         $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                      $732,991.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                              $38,340,849.13
(K) Required Distributions
      (i) Servicing Fee Due                                                                                        $2,186,328.08
      (ii) Administrative Fee Due                                                                                  $241,783.48
      (iii) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata                                          $6,226,152.77
      (iv) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata                                           $30,346,978.47
      (v) Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt expresses a Negative]                     $0.00
      (vi) Subordinate Noteholders' Interest Distribution Amount                                                   $1,426,118.75
      (vii) Principal Distribution Amount (to Senior Noteholders until paid-off,to Sub. Noteholders)               $0.00
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      (viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)                                                   $40,427,361.55
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
(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment Account   ($5,100,793.60)         ($40,427,361.55)
      IIN                                                                                  $3,000,000.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)                            $9,581,119.00
(M) Draw From Reserve Fund due to Insufficient Cash Available Balance)                          $0.00    A(A)        $4,574,319.33
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)                            A(B)       $38,340,849.13
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                     $0.00   A(C)             $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))      $35,326,567.95   A(D)             $0.00
                                                                                                         A(E)             $0.00
EARLY AMORTIZATION EVENT TRIGGERS                                                      (Yes = 1, No = 0) A(F)       $16,587,928.29
(A) Has an Event of Default occurred under the Indenture?                                            0   A(G)        $5,316,192.33
(B) Has a Servicer Default occurred under the Servicing Agreement?                                   0   A(H)              $0.00
(C) Has an Administrator Default occurred under the Administration Agreement?                        0   A(I)          $732,991.00
(D) Has an event of insolvency occurred with respect to the Seller?                                  0   A(J)       $38,340,849.13
(E) Has the Trust become subject to registration as an investment company under the                      A(K)       $40,427,361.55
                                                                                                         -----------------------
      Investment Company Act of 1940?                                                                0              ($2,100,793.60)
(F) Has the percentage by principal balance of proprietary or vocational school loans                    F(A)        $5,316,192.33
      exceeded 35% of the Pool Balance?                                                              0   F(B)             $0.00
      (i) Principal balance of proprietary or vocational school loans  $290,819,403.09                   F(C)          $732,991.00
      (ii) Percentage of proprietary or vocational school loans                 30.35%                   F(D)       $38,340,849.13
(G) Has the percentage by principal balance of student loans which are not in repayment                  F(E)             $0.00
      and are not eligible for subsidy exceeded 50% of the Pool Balance?                             0   F(F)             $0.00
      (i) Principal balance of student loans which are not in repayment$217,986,007.00igible for subsidy F(G)             $0.00
                                                                                                         -----------------------
      (ii) Percentage of student loans which are not in repayment and are not el22.75% for subsidy                  $44,390,032.46
(H) Has the Excess Spread for this Quarterly Payment Date and for the preceding Quarterly Payment
      Date fallen below .50%?  (Not applicable for the first Quarterly Payment Date)                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                            0
(J) Has an Early Amortization Event occured?                                                         0
                                                                                                 No. The Revolving Period continues.

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                               1
(B) Required Principal Distribution Amount                                                       $0.00

DISTRIBUTIONS
--------------------------------------------------------------------------------------------
DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                                 $2,186,328.08
      (ii) Servicing Fee Paid                                           $38,241,033.4       $2,186,328.08
      (iii) Unpaid Servicing Fee (i-ii)                                                     $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                            $241,783.48
      (ii) Administration Fee Paid                                       37,999,249.99      $241,783.48
      (iii) Unpaid Administration Fee (i-ii)                                                $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                    $6,226,152.77
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                   $30,346,978.47
      (ii) Net Trust Swap Payment [Pro-Rata]                                                $0.00
      (ii) Senior Note Interest and Net Trust Swap Payments Paid         1,426,118.75       $36,573,131.24
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                 $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                  $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II($1,426,118.75C)/IV(B))
      (ii) Subordinate Note Interest Paid                                  -                $1,426,118.75
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                            $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                             $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                      $0.00
      (ii) Class A-1 Note Principal Paid                                   -                $0.00
      (iii) Class A-1 Note Principal Shortfall                                              $0.00
      (iv) Class A-2 Note Principal Due                                                     $0.00
      (v) Class A-2 Note Principal Paid                                    -                $0.00
      (vi) Class A-2 Note Principal Shortfall                                               $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                   $0.00
      (ii) Subordinate Notes Principal Paid                                -                $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                    $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                      $0.00
      (ii) Purchase Premium Amounts Paid                                   -                $0.00
      (iii) Unpaid Purchase Premium Amounts                                                 $0.00
(H) "Turbo" Principal
      (i) Class A-1 Note Principal                                     $0.00
      (ii) Class A-2 Note Principal                                    $0.00
      (iii) Subordinate Note Principal                                 $0.00
      (iv) Total "Turbo" Principal                                                         $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                        $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                           $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                         $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                   $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                 $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                    $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                        $0.00
      (ii) Servicing Fee Shortfall Paid                                                    $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                          $0.00

RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                   $3,000,000.00
(B) Draw Due to Insufficient Funds (A(M)                                                                        $0.00
(C) Required Account Balance                                                                            $3,000,000.00
(D) Account Deposit/(Release)                                                                                   $0.00
----------------------------------------------------------------------------------------------------------------------
(E) Ending Account Balance (E(A-B+D))                                                                   $3,000,000.00
----------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                           $0.00
(B) Deposit from Collection Account (VIII(G))                                                          $38,340,849.13
(C) Deposit from Reserve Fund Release(Deposit can be made only prior to Parity, during Revolving Period)        $0.00
(D) Draw for Accrued Interest (VIII(H))                                                                $16,587,928.29
(E) Draw for New Loans  (VII(B)(i+ii))                                                                          $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                        $0.00
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                   $0.00
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                               $5,100,793.60
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                        $16,652,127.24

RECONCILIATION OF PREFUNDING ACCOUNT
(A) Beginning Account Balance (II(Q))                                                                 $190,000,000.00
(B) Draw for New Loans / Prefunding Loans (VII(E)(i+ii))                                                        $0.00
(C) Draw for Serial Loans (VII(F)(i+ii))                                                                $3,662,065.07
(D) Draw for Consolidation Loans (VII(G)(ii))                                                           $6,274,443.41
(E) Ending Account Balance (E(A-B-C-D))                                                               $180,063,491.52

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                           $9,581,119.00
(B) Ending Account Balance                                                                                      $0.00

ADDITIONAL REPORTING REQUIREMENTS
                                                                                   7/28 - 10/29/00     5/19 - 7/27/00
(A)(i) Class A-1Notes Interest Rate                               (3 Month LIBOR)         6.79250%     6.88875%
(A)(ii) Class A-2Notes Interest Rate                              (3 Month LIBOR)         6.91250%     7.00875%
(B) Subordinate Notes Interest Rate                               (3 Month LIBOR)         7.41250%     7.50875%
(C) Cumulative New Loans/ Prefunded Loans This Quarter                                                    $0.00
(D) Cumulative Serial Loans This Quarter                                                                $3,607,657.54
(E) Cumulative Consolidation Loans This Quarter                                                         $6,274,443.41
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account   $16,587,928.29
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                            $0.00
(J) Excess Available Funds Released to SMS                                                                      $0.00

BOND AND POOL BALANCES AND FACTORS
--------------------------------------------------------------------------------------------
                         Beginning of Period         Activity            End of Period
--------------------------------------------------------------------------------------------
Total Bond Balance           $1,200,000,000.00                 $0.00      $1,200,000,000.00
Total Bond Factor                   1.00000000                     -             1.00000000
Pool Balance                   $970,727,457.00       ($12,602,960.76)       $958,124,496.24
Pool Factor                         1.67541463         (0.0217519188)            1.65366271
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                   Class A-1                              Class A-2                       Subordinate
                   Beginning of Period       End of Period  Beginning of Period   End of Period  Beginning of Period  End of Period
Note Balance        $200,000,000.00       $200,000,000.00    $958,000,000.00   $958,000,000.00     $42,000,000.00    $42,000,000.00
Note Factor           1.00000000000         1.00000000000      1.00000000000     1.00000000000      1.00000000000     1.00000000000
Note Shortfall                $0.00                 $0.00              $0.00             $0.00              $0.00             $0.00
-----------------------------------------------------------------------------------------------------------------------------------

REMITTANCE REPORT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                               (1a)                     $0.00
      (b) Class A-2 Notes                                               (1b)                     $0.00
      (c) Subordinate Notes                                             (1c)                     $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                 (2a)             $6,226,152.77
      (b) Class A-2 Notes (For Quarter)                                 (2b)            $30,346,978.47
      (c) Subordinate Notes (For Quarter)                               (2c)             $1,426,118.75

(iii) The interest rates for the:                                       7/28 - 10/29/00 5/19 - 7/27/00
      (a) Class A-1 Notes (Quarterly)                      (3a)              6.79250%         6.88875%
      (b) Class A-2 Notes (Quarterly)                      (3b)              6.91250%         7.00875%
      (c) Subordinate Notes (Quarterly)                    (3c)              7.41250%         7.50875%

(iv) The Pool Balance as of the close of business on the last day of the(4)llection Pe$i958,124,496.24

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                               (5a)           $200,000,000.00
      (b) Class A-2 Notes                                               (5b)           $958,000,000.00
      (c) Subordinate Notes                                             (5c)            $42,000,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                               (6a)                1.00000000
      (b) Class A-2 Notes                                               (6b)                1.00000000
      (c) Subordinate Notes                                             (6c)                1.00000000

(vii) The amount of the Servicing Fee
      Paid for Mon*h 1                                                                   $1,428,971.04
      Paid for Month 2                                                                     $373,813.30
      Paid for Month 3                                                                     $383,543.74
      (a) Paid for the Quarter                                          (7a)             $2,186,328.08
      (b) Unpaid for the Quarter                                        (7b)                     $0.00

(viii)  The amount of the Administration Fee
      Paid for Mon*h 1                                                                     $161,720.62
      Paid for Month 2                                                                      $40,141.01
      Paid for Month 3                                                                      $39,921.85
      (a) Paid for the Quarter                                          (8a)               $241,783.48
      (b) Unpaid for the Quarter                                        (8b)                     $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Mon*h 1                                                                      483,820.00
      Paid for Month 2                                                                      123,660.00
      Paid for Month 3                                                                      125,511.00
      (a) Paid for the Quarter                                          (9a)               $732,991.00

(x) The amount of aggreate Realized Losses for the Collection Period    (10)                $17,809.77

* Month 1 = Apr, May, June, July, 2000

PREPAYMENT HISTORY AND CPRs
----------------------------------------------------------------------
       Distribution               Actual            Since Issued
           Date                Pool Balance              CPR
----------------------------------------------------------------------
                    Oct-00          958,124,496                   n/a
                                                                  n/a
                                                                  n/a
                                                                  n/a
----------------------------------------------------------------------
** rate not reported during initial reporting period since moving average cannot be established


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/CHERYL S. WATSON/
----------------------------------------
Cheryl E. Watson
Senior Vice President and CFO

                          SMS STUDENT LOAN TRUST 2000B
                           ADMINISTRATOR'S CERTIFICATE

In accordance with Section 2(g) of the Administration Agreement dated as of April 1, 2000, among SMS STUDENT LOAN TRUST 2000-B, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:

Quarterly Payment Date:   October 30, 2000
     (i)    Amount of principal being paid or distributed:
            (a)      Class A-1        $0.00  * $0.00  * per $1,000 original
                                                      principal amount of Notes
            (b)      Class A-2        $0.00  * $0.00  * per $1,000 original
                                                      principal amount of Notes
            (c)      Subordinate      $0.00  * $0.00  * per $1,000 original
                                                      principal amount of Notes

* Portion of each sum amount attributable to Reserve Account Excess:      $0.00
     (ii)   Amount of interest being paid or distributed:

            (a)      Class A-1    $6,226,152.77  $0.03 per $1,000 original
                                                       principal amount of Notes
            (b)      Class A-2   $30,346,978.47  $0.03 per $1,000 original
                                                       principal amount of Notes
            (c)      Subordinate  $1,426,118.75  $0.03 per $1,000 original
                                                       principal amount of Notes

     (iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):
            (a)      Distributed:  $0.00   $0.00  per $1,000 original principal
                                                  amount of Notes
            (b)      Balance:      $0.00   $0.00  per $1,000 original principal
                                                  amount of Notes

     (iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):
            (a)  Distributed:      $0.00   $0.00  per $1,000 original principal
                                                             amount of Notes
            (b)      Balance:      $0.00   $0.00  per $1,000 original principal
                                                             amount of Notes

     (v)    Pool Balance at end of related Collection Period:                                  $958,124,496.24
     (vi)   After giving effect to distributions on this Quarterly Payment Date:
            (a)       (1) outstanding principal amount of Class A-1 Notes:                     $200,000,000.00
                     (2) Class A-1 Note Pool Factor:                                                  1.00000
            (b)       (1) outstanding principal amount of Class A-2 Notes:                     $958,000,000.00
                      (2) Class A-2 Note Pool Factor:                                                  1.00000
            (c)       (1) outstanding principal amount of Subordinate Notes:                    $42,000,000.00
                     (2) Subordinate Note Pool Factor:                                                1.00000

    (vii)  Applicable Note Rate:
            In general:
           (1) Three-month LIBOR for the LIBOR Reset Period since the previous
               Quarterly Payment Date was
               5/19 - 7/27  6.80875%   7/28 - 10/29     6.71250%

  Class A-1 Note Rate      6.88875%             6.79250% (based on LIBOR rate)
  Class A-2 Note Rate      7.00875%             6.91250% (based on LIBOR rate)
  Subordinate Note Rate:   7.50875%             7.41250% (based on LIBOR rate)

     (viii) Amount of Servicing Fee for related  Collection  Period  including a breakdown of the  components of the Servicing  Fee  attributable  to each of the items  specified in clauses  II(I) through (ix) of Section 3.06 of the Servicing
Agreement  and the amount of any  Servicing  Fee  Shortfall  for such  quarterly
Payment  Date  and for each  Monthly  Payment  Date  following  the  immediately preceding Quarterly Payment Date: $2,186,328.08
     (ix)   Amount of Administration Fee for related Collection Period:
$241,783.48 0.00020  per $1,000 original principal amount of Notes
     (x) the Trust Swap  Payment  Amount paid to the Swap  Counterparty  on such
Quarterly Payment Date: $0.00 the amount of any Net Trust Swap Payment Carryover
Shortfall for such Quarterly  Payment Date:  $0.00 the Trust Swap Receipt Amount
paid ot the Trust on such Quarterly Payment Date: $0.00
the Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date:
$0.00
     (xi)  Aggregate  amount  of  Realized  Lossess  (if  any)  for the  related
Collection  Period:  $17,809.77 (xii) Finance Student Loans delinquent at end of related  Collection  period  20,822 number of  delinquent  loans  $70,831,169.60 aggregate unpaid principal balance of delinquent loans
     (xiii)  Withdrawal from Reserve Account on related  Quarterly  Payment Date
(other than Reserve Account  Excess) and on any $0.00ly  Paylment Date since the preceding Quarterly Payment Date (list each withdrawal separately): Purpose: n/a
            Reserve Account Excess on related Quarterly Payment Date                                                         $0.00
            Principal balance of Notes to be paid to reach Parity Date                                             $241,875,503.76
     (xix) Deposits to Collateral Reinvestment Account during related Collection
Period:  $38,340,849.13  Amount to be  depositied on related  Quarterly  Payment
Date:  $0.00  Withdrawal  from  Collateral  Reinvestment  Account during related
Collection  Period:  $21,688,721.89  Amount in the Reserve Account (after giving effect to
     (xiii)):  $3,000,000.00
     (x) Amount in the Collateral  Reinvestment  Account (after giving effect to
(xx)): $16,652,127.24
     (xi)   Consolidation Loans:
            225 loans with aggregate principal balance of
      $6,274,443.41  were origianated during related Collection Period
      $6,274,443.41  withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection
                Period.
     (xvii) Add-on Consolidation Loans:
            0 loans with aggregate principal balance of
        $0.00  were added to the principal balance of a Consolidation Loan
        $0.00  withdrawal from Collateral Reinvestment Account to fund the addition of the principal balancers of Add-on Consolidation
               Loans during the related Collection Period
     (xiii) Serial Loans
        1,092  loans
        $3,607,657.54  aggregate principal balance
        54,407.53  (portion represented by Purchase Premium Amounts)
                    were purchased during the related Collection Period.
     (xiv)  New Loans:  0.00  loans
                       $0.00  aggregate principal balance
                       $0.00  (portion represented by Purchase Premium Amounts)
                           were purchased during the related Collection Period).
     (xv) Withdrawl from the  Prefunding  Account during the related  Collection
Period:  $9,936,508.48
     (xvi) Amount in the  Prefunding  Account  (after  giving effect to
(xv): $180,063,491.52
     (xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:
                                 Weighted Average Number of     Principal
                                 Interest Rate    Loans         Balance
     Status Type:
     In-School                        7.67%       89,925      $317,183,666.59
     Grace                            7.69%       35,366      $129,249,659.72
     Repayment                        8.37%       76,257      $327,822,543.73
     Forbearance                      8.27%       10,969       $56,660,354.45
     Deferment                        8.25%       13,996       $56,377,102.15
     Delinquencies                    8.43%       20,822       $70,831,169.60
     Claims Filed Awaiting Pyament    0.00%            -                0.00
                                      8.03%      247,335      $958,124,496.24
     Delinquencies:
     31-60 Days                       8.44%        6,091       $22,769,752.39
     61-90 Days                       8.39%        4,925       $15,992,136.94
     91-120 Days                      8.42%        2,477        $8,357,749.61
     More than 120 Days Delinquent    8.48%        7,329       $23,711,530.66
     Claims Filed Awaiting Payment    0.00%        0.00                $0.00
                                      8.44%       20,822       $70,831,169.60
     Loan Type:
     Stafford Loans                   7.89%      218,391     $708,822,970.47
     SLS Loans                        9.57%        1,054       $4,157,275.14
     PLUS Loans                       9.07%       17,810      $75,544,610.50
     Consolidation Loans              8.14%      10,080      $169,599,640.13
                                      8.03%      247,335     $958,124,496.24
     School Type:
     Traditional                      8.04%      148,136     $667,305,093.15
     Vocational/Proprietary           8.02%      99,199      $290,819,403.09
                                      8.03%      247,335     $958,124,496.24

In witness whereof, the undersigned have signed their names on behalf of the Corporation on October 25, 2000.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator

/CHERYL E. WATSON/
----------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer


/STEPHEN W. CLINTON/
----------------------------------------
Chairman of the Board, President & CEO

                          SMS STUDENT LOAN TRUST 2000-B
                              OFFICERS' CERTIFICATE

In accordance with Section 11.02 of the Indenture dated as of January 1, 2000, between SMS Student Loan Trust 2000-B, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.

Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture.


In witness whereof, the undersigned have signed their names on behalf of the Corporation on November 10, 2000.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/CHERYL E. WATSON/
----------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer


/STEPHEN W. CLINTON/
----------------------------------------
Stephen W. Clinton
Chairman of the Board, President and CEO